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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2002

                          HOME EQUITY LOAN TRUST 2002-C
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            Minnesota                    33-55853              Applied for
-------------------------------- ------------------------- ---------------------
(State or other jurisdiction of  (Commission file numbers)    (IRS employer
         incorporation)                                     identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota    55102-1639
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             (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (651) 293-3400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U.S. Bank Trust (N.A.) (the "Trustee"), on October 10, 2002, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1



Item 7.  Financial Statements and Exhibits

         (C)      Exhibits

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.    Description
                  -----------    -----------

                     99.1 Monthly report delivered to Certificateholders on October 10, 2002.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 10, 2002


                                      HOME EQUITY LOAN TRUST 2002-C

                                      By:  CONSECO FINANCE CORP.
                                           As Servicer with respect to the Trust



                                      By: /s/ Cheryl A. Collins
                                          ---------------------
                                          Cheryl A. Collins
                                          Vice President and Treasurer

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                                INDEX TO EXHIBITS

Exhibit Number                                                             Page
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99.1                Monthly Report Delivered to Certificateholders on
                    October 10, 2002.